SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

14.   SUBSEQUENT EVENTS

  On October 13, 2011, the Company formally commenced its previously announced take-over bid (the "Offer") to acquire all of the outstanding common shares of Grayd Resource Corporation ("Grayd") at a price of C$2.80 per share. The transaction is valued at approximately C$275 million on a fully-diluted basis. Grayd shareholders will be entitled to receive, at their option, for each Grayd share they own, either C$2.80 in cash or 0.04039 of an Agnico-Eagle share and C$0.05 in cash, in each case subject to pro ration. The maximum amount of cash payable by Agnico-Eagle under the Offer will be equal to two-thirds of the total consideration (approximately C$183 million). The maximum number of shares issuable by Agnico-Eagle under the Offer will be approximately 2.7 million. The Offer is open for acceptance until November 18, 2011.

  In addition, a class action lawsuit was filed in the United States District Court for the Southern District of New York on November 7, 2011 against the Company and certain of its officers and a former officer seeking damages based on alleged violations of Sections 10(b) and 20(a) of the United States Securities Exchange Act of 1934 arising from the announcement by the Company on October 19, 2011 of a decision to suspend operations at its Goldex Mine. The Company believes the action to be without merit and intends to vigorously defend the action.